Exhibit 99.1


              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Lonnie Lenarduzzi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Perma-Tune Electronics, Inc. on Form 10-QSB for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10QSB fairly presents in all material respects the financial condition and results of operations of Perma-Tune Electronics, Inc.


                                               By: /s/Lonnie Lenarduzzi
                                                  ---------------------------
                                               Name: Lonnie Lenarduzzi
                                               Title: Chief Executive Officer

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Linda Decker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Perma-Tune Electronics, Inc. on Form 10-QSB for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10QSB fairly presents in all material respects the financial condition and results of operations of Perma-Tune Electronics, Inc.


                                         By: /s/Linda Decker
                                            ---------------------------
                                         Name: Linda Decker
                                         Title: Chief Financial Officer